UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — December 16, 2014

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or other jurisdiction)	(State or other jurisdiction)	(I.R.S. Employer of Incorporation Identification No.)

222 Merchandise Mart

Chicago, Illinois 60654

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 951-0600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 16, 2014, Aylwin Lewis, Potbelly Corporation’s Chief Executive Officer and President, speaking at an Executive’s Club of Chicago forum disclosed that Potbelly Corporation (“Potbelly”) had signed an agreement with a franchisee to develop Potbelly shops in London. Pursuant to the agreement, the franchisee has the exclusive right to develop Potbelly shops in London for a period of five years during which Potbelly expects the franchisee to open 10 Potbelly shops.

The information furnished with this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTBELLY CORPORATION

By:	/s/ Charles Talbot
Name: Charles Talbot
Title: Senior Vice President and Chief Financial Officer

Date: December 17, 2014